                             RESOURCE CAPITAL CORP.

                            2005 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                -----------------
Section                                                                  Page
-------                                                                  ----


ARTICLE I DEFINITIONS......................................................1


         1.01.             Administrator...................................1


         1.02.             Affiliate.......................................1


         1.03.             Agreement.......................................1


         1.04.             Board...........................................1


         1.05.             Change in Control...............................1


         1.06.             Code............................................2


         1.07.             Committee.......................................2


         1.08.             Common Stock....................................2


         1.09.             Company.........................................2


         1.10.             Continuing Director.............................2


         1.11.             Control Change Date.............................2


         1.12.             Corresponding SAR...............................2


         1.13.             Exchange Act....................................2


         1.14.             Fair Market Value...............................2


         1.15.             Initial Offering................................3


         1.16.             Manager.........................................3


         1.17.             Non-employee Director...........................3


         1.18.             Option..........................................3


         1.19.             Participant.....................................3


         1.20.             Performance Shares..............................3


         1.21.             Person..........................................4

         1.22.             Plan............................................4


         1.23.             Qualified Affiliate.............................4


         1.24.             Resource America................................4


         1.25.             SAR.............................................4


         1.26.             Securities Act..................................4


         1.27.             Stock Award.....................................4


ARTICLE II PURPOSES........................................................5


ARTICLE III ADMINISTRATION.................................................5


ARTICLE IV ELIGIBILITY.....................................................6


ARTICLE V COMMON STOCK SUBJECT TO PLAN.....................................6


         5.01.             Common Stock Issued.............................6


         5.02.             Aggregate Limit.................................6


         5.03.             Reallocation of Shares..........................6


         5.04.             Status of Original Issue Shares.................7


ARTICLE VI OPTIONS.........................................................7


         6.01.             Award...........................................7


         6.02.             Option Price....................................7


         6.03.             Maximum Option Period...........................7


         6.04.             Nontransferability..............................8


         6.05.             Employee Status.................................8


         6.06.             Exercise........................................8


         6.07.             Payment.........................................8


         6.08.             Change in Control...............................9


         6.09.             Stockholder Rights..............................9


         6.10.             Disposition of Shares...........................9

ARTICLE VII SARS ..........................................................9


         7.01.             Award...........................................9


         7.02.             Maximum SAR Period..............................9


         7.03.             Nontransferability..............................9


         7.04.             Exercise.......................................10


         7.05.             Change in Control..............................10


         7.06.             Employee Status................................10


         7.07.             Settlement.....................................10


         7.08.             Stockholder Rights.............................10


ARTICLE VIII STOCK AWARDS.................................................11


         8.01.             Award..........................................11


         8.02.             Vesting........................................11


         8.03.             Performance Objectives.........................11


         8.04.             Employee Status................................11


         8.05.             Change in Control..............................12


         8.06.             Stockholder Rights.............................12


ARTICLE IX PERFORMANCE SHARE AWARDS.......................................12


         9.01.             Award..........................................12


         9.02.             Earning the Award..............................12


         9.03.             Payment........................................13


         9.04.             Stockholder Rights.............................13


         9.05.             Nontransferability.............................13


         9.06.             Employee Status................................13


         9.07.             Change in Control..............................13

ARTICLE X LIMITATION ON BENEFITS..........................................13


ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK.........................15


ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.........16


ARTICLE XIII GENERAL PROVISIONS...........................................16


         13.01.            Effect on Employment and Service...............16


         13.02.            Unfunded Plan..................................16


         13.03.            Rules of Construction..........................16


ARTICLE XIV AMENDMENT.....................................................17


ARTICLE XV DURATION OF PLAN...............................................17


ARTICLE XVI EFFECTIVE DATE OF PLAN........................................17

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

1.01.    ADMINISTRATOR
         -------------

         Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.02.    AFFILIATE
         ---------

         Affiliate means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

1.03.    AGREEMENT
         ---------

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares or an Option or SAR granted to such Participant.

1.04.    BOARD
         -----

         Board means the Board of Directors of the Company.

1.05.    CHANGE IN CONTROL
         -----------------

         Change in Control means the occurrence of any of the following:

         (a) the Manager, or a direct or indirect wholly owned subsidiary of Resource America, ceases to be the investment manager of the Company;

         (b) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company, taken as a whole, to any Person other than any one or more Qualified Affiliates;

         (c) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Company, other than an acquisition by one or more Qualified Affiliates; or

         (d) Continuing Directors cease to be a majority of the Board.

1.06.    CODE
         ----

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.07.    COMMITTEE
         ---------

         Committee means the Compensation Committee of the Board. During any period in which the Board does not have a Compensation Committee, "Committee" shall mean the Board.

1.08.    COMMON STOCK
         ------------

         Common Stock means the shares of common stock, $0.001 par value per share of the Company.

1.09.    COMPANY
         -------

         Company means Resource Capital Corp., a Maryland corporation.

1.10.    CONTINUING DIRECTOR
         -------------------

         Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on the closing date of the Initial Offering or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors who were then members of the Board.

1.11.    CONTROL CHANGE DATE
         -------------------

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.12.    CORRESPONDING SAR
         -----------------

         Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.    EXCHANGE ACT
         ------------

         Exchange Act means the Securities Exchange Act of 1934, as amended.

1.14.    FAIR MARKET VALUE
         -----------------

         Fair Market Value means, if the Common Stock is not publicly traded, that value as determined by the Committee using any reasonable method in good faith. If the Common Stock is publicly traded, the fair market value of a share of Common Stock shall be (x) the closing price on the date such grant is made or on the next business day, if such date is not a business day, of a share of Common Stock reported on the New York Stock Exchange (or any other exchange on which the Common Stock is listed or, if applicable, the Nasdaq National Market), or (y) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, and as the Committee determines. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

1.15.    INITIAL OFFERING
         ----------------

         Initial Offering means the private offering of the Common Stock pursuant to the Purchase/Placement Agreement, dated March 2, 2005, among the Company, Credit Suisse First Boston LLC and Resource America.

1.16.    MANAGER
         -------

         Manager means Resource Capital Manager, Inc., a Delaware corporation.

1.17.    NON-EMPLOYEE DIRECTOR
         ---------------------

         Non-employee Director means a non-employee director of the Company as defined by Rule 16b-3 under the Exchange Act.

1.18.    OPTION
         ------

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.19.    PARTICIPANT
         -----------

         Participant means an employee of the Company or an Affiliate of the Company, a member of the Board, or a Person that provides services to the Company or an Affiliate of the Company (including the Manager) and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR or a combination thereof.

1.20.    PERFORMANCE SHARES
         ------------------

         Performance Shares means an award stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.21.    PERSON
         ------

         Person means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, or unincorporated association, and any fiduciary acting in such capacity on behalf of any of the foregoing.

1.22.    PLAN
         ----

         Plan means this Resource Capital Corp. 2005 Stock Incentive Plan.

1.23.    QUALIFIED AFFILIATE
         -------------------

         Qualified Affiliate means (i) any Person that is part of a controlled group or under common control with the Company or Resource America; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any executive officer (as defined by Rule 16a-1(f) of the Exchange Act) of the Company. For purposes of this definition, "controlled by" shall mean possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.24.    RESOURCE AMERICA
         ----------------

         Resource America means Resource America, Inc., a Delaware corporation.

1.25.    SAR
         ---

         SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.26.    SECURITIES ACT
         --------------

         Securities Act means the Securities Act of 1933, as amended.

1.27.    STOCK AWARD
         -----------

         Stock Award means shares of Common Stock awarded to a Participant under
Article VIII.

                                   ARTICLE II
                                    PURPOSES
                                    --------

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, and Performance Shares in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Options, SARs, Stock Awards, and Performance Shares upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate, provided that the grant does not produce taxable income to the Participant under Section 409A of the Code. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares. Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an award of Performance Shares may be settled, provided that any such acceleration is permitted under Section 409A(a)(3) of the Code, or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation.

                                   ARTICLE IV
                                   ELIGIBILITY
                                   -----------

         Any employee of the Company or an Affiliate of the Company, any member of the Board and any Person (including the Manager) that provides services to the Company or an Affiliate of the Company is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such Person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate of the Company.

                                    ARTICLE V
                          COMMON STOCK SUBJECT TO PLAN
                          ----------------------------

5.01.    COMMON STOCK ISSUED
         -------------------

         Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares and upon the exercise of any Option or SAR, the Company may issue all or part of such Common Stock from its authorized but unissued Common Stock or may acquire all or part of such Common Stock in the open market or from any Affiliate of the Company, the Manager, Resource America or any other Person.

5.02.    AGGREGATE LIMIT
         ---------------

         The maximum aggregate number of shares of Common Stock with respect to which Options, SARS, Stock Awards and Performance Shares may be granted is 1,466,666 shares, which amount shall, if the initial purchaser of the Common Stock in the Initial Offering exercises its over-allotment option, be increased to an amount equal to 10% of the number of outstanding shares of Common Stock on a fully-diluted basis after exercise of the over-allotment option. No more than 1,466,666 shares of Common Stock may be issued upon exercise of incentive stock options and no more than 250,000 shares of Common Stock may be issued to any individual. The maximum aggregate number of shares of Common Stock with respect to which awards may be granted under this Plan shall be subject to adjustment as provided in Article XI.

5.03.    REALLOCATION OF SHARES
         ----------------------

         If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof that is terminated may be reallocated to other Options, SARs, Stock Awards, and Performance Shares to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof that is terminated may be reallocated to other Options, SARs, Stock Awards, and Performance Shares to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof that is forfeited may be reallocated to other Options, SARs, Stock Awards, and Performance Shares to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof that is terminated may be reallocated to other Options, SARs, Stock Awards, and Performance Shares to be granted under this Plan.

5.04.    STATUS OF ORIGINAL ISSUE SHARES
         -------------------------------

         The Company intends, but shall not be obligated, to register for sale under the Securities Act the shares of Common Stock acquirable pursuant to awards under this Plan, and to keep such registration effective throughout the period any awards are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of shares of Common Stock acquirable pursuant to awards shall be delayed until registration of such shares of Common Stock is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, a Participant (or a Participant's estate or personal representative in the event of the Participant's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. No sale or disposition of shares of Common Stock acquired pursuant to an award by a Participant shall be made in the absence of an effective registration statement under the Securities Act with respect to such shares unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.

                                   ARTICLE VI
                                     OPTIONS
                                     -------

6.01.    AWARD
         -----

         In accordance with the provisions of Article IV, the Administrator will designate each Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards.

6.02.    OPTION PRICE
         ------------

         The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date of grant. Except for adjustments in accordance with Article XI, the price per share of an outstanding Option may not be reduced (by amendment, substitution or otherwise) without the approval of the Company's stockholders.

6.03.    MAXIMUM OPTION PERIOD
         ---------------------

         The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.    NONTRANSFERABILITY
         ------------------

         Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant to whom the Option is granted, may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant. Notwithstanding the foregoing, Options granted to the Manager on or about the closing date of the Initial Offering and on or about the closing date in connection with any exercise of the over-allotment option by the initial purchaser shall be transferable by the Manager, subject to compliance with applicable securities laws, but such Options shall be nontransferable by the transferees as provided herein.

6.05.    EMPLOYEE STATUS
         ---------------

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.06.    EXERCISE
         --------

         Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.07.    PAYMENT
         -------

         Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, with shares of Common Stock or a combination thereof. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.08.    CHANGE IN CONTROL
         -----------------

         Section 6.06 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.09.    STOCKHOLDER RIGHTS
         ------------------

         No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

6.10.    DISPOSITION OF SHARES
         ---------------------

         A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII
                                      SARS
                                      ----

7.01.    AWARD
         -----

         In accordance with the provisions of Article IV, the Administrator will designate each Person to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.    MAXIMUM SAR PERIOD
         ------------------

         The term of each SAR shall be determined by the Administrator on the date of grant, except that no SAR shall have a term of more than ten years or, in the case of a Corresponding SAR, the term of the related Option. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.    NONTRANSFERABILITY
         ------------------

         Each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant to whom the SAR is granted may be exercised only by the Participant.. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    EXERCISE
         --------

         Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that no exercise shall be permitted if the possibility of such exercise would cause the grant of the SAR to produce taxable income to the Participant under Section 409A of the Code, and no acceleration of the time at which an SAR may be exercised shall be permitted except as permitted under Section 409A(a)(3) of the Code; and provided, further, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.05.    CHANGE IN CONTROL
         -----------------

         Section 7.04 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.06.    EMPLOYEE STATUS
         ---------------

         If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07.    SETTLEMENT
         ----------

         At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination thereof. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08.    STOCKHOLDER RIGHTS
         ------------------

         No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII
                                  STOCK AWARDS
                                  ------------

8.01.    AWARD
         -----

         In accordance with the provisions of Article IV, the Administrator will designate each Person to whom a Stock Award is to be made and will specify the number of shares covered by such awards. Notwithstanding the foregoing, each Non-employee Director who is a member of the Board as of the closing of the Initial Offering shall be granted Stock Awards as of that date in an amount equal to $15,000 divided by the Fair Market Value of a share of Common Stock as of that date. Each Non-employee Director who is first appointed to the Board on or after the closing of the Initial Offering shall be granted Stock Awards as of the date of first appointment in an amount equal to $15,000 divided by the Fair Market Value of a share of Common Stock as of that date. Thereafter, on each anniversary of the date on which a Non-employee Director is first granted Stock Awards during the term of the Plan, the Non-employee Director shall be granted Stock Awards as of that date in an amount equal to $15,000 divided by the Fair Market Value of a share of Common Stock as of that date.

8.02.    VESTING
         -------

         The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Each Stock Award granted to a Non-employee Director shall vest on the first anniversary of the grant.

8.03.    PERFORMANCE OBJECTIVES
         ----------------------

         In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's, or a business unit's return on equity, total earnings, earnings per share, earnings growth, return on capital, funds from operations, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

8.04.    EMPLOYEE STATUS
         ---------------

         In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.05.    CHANGE IN CONTROL
         -----------------

         Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.    STOCKHOLDER RIGHTS
         ------------------

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are no longer forfeitable. Notwithstanding the foregoing, shares granted to the Manager pursuant to Stock Awards on or about the closing date of the Initial Offering and on or about the closing date in connection with any exercise of the over-allotment option by the initial purchaser shall be transferable by the Manager, subject to compliance with applicable securities laws, but such shares shall be nontransferable by the transferees as provided herein.

                                   ARTICLE IX
                            PERFORMANCE SHARE AWARDS
                            ------------------------

9.01.    AWARD
         -----

         In accordance with the provisions of Article IV, the Administrator will designate each Person to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards.

9.02.    EARNING THE AWARD
         -----------------

         The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period prescribed by the Administrator. The performance objectives may be stated with respect to the Company's, an Affiliate's, or a business unit's return on equity, total earnings, earnings per share, earnings growth, return on capital, funds from operations, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.    PAYMENT
         -------

         In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.    STOCKHOLDER RIGHTS
         -------------------

         No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a stockholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock.

9.05.    NONTRANSFERABILITY
         ------------------

         Except as otherwise provided in the applicable Agreement, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.    EMPLOYEE STATUS
         ---------------

         In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.07.    CHANGE IN CONTROL
         -----------------

         Section 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date. To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

                                    ARTICLE X
                             LIMITATION ON BENEFITS
                             ----------------------

         The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as "PAYMENTS"), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Article, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

         The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant's total Parachute Payments.

         The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the "CAPPED PAYMENTS"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

         The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

         As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Article ("OVERPAYMENTS"), or that additional amounts should be paid or distributed to the Participant under this Article ("UNDERPAYMENTS"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

         For purposes of this Article, the term "ACCOUNTING FIRM" means the independent accounting firm engaged by the Company immediately before the Control Change Date and the term "NET AFTER TAX AMOUNT" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any state or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Article, the term "PARACHUTE PAYMENT" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

         Notwithstanding any other provision of this Article, the limitations and provisions of this Article shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.

                                   ARTICLE XI
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
                     --------------------------------------

         The maximum number of shares as to which Options, SARs, Stock Awards, and Performance Shares may be granted; the terms of outstanding Options, SARs, Stock Awards, and Performance Shares; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Stock Awards, and Performance Shares may be granted shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article by the Board shall be final and conclusive.

         The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Stock Awards, and Performance Shares may be granted; the per individual limitations on the number of shares for which Options, SARs, Stock Awards, and Performance Shares may be granted; or the terms of outstanding Options, SARs, Stock Awards, or Performance Shares.

         The Committee may make Stock Awards and may grant Options, SARs and Performance Shares in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Options, SARs, Stock Awards, or Performance Shares shall be as the Committee, in its discretion, determines is appropriate.

                                   ARTICLE XII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
              -----------------------------------------------------

         No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XIII
                               GENERAL PROVISIONS
                               ------------------

13.01.   EFFECT ON EMPLOYMENT AND SERVICE
         --------------------------------

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

13.02.   UNFUNDED PLAN
         -------------

         This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.   RULES OF CONSTRUCTION
         ---------------------

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                   ARTICLE XIV
                                    AMENDMENT
                                    ---------

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if that approval is required under applicable law or the rules and regulations of any exchange on which the Common Stock is listed or inter-dealer quotation system on which it is traded. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share award, Option or SAR outstanding at the time such amendment is made.

                                   ARTICLE XV
                                DURATION OF PLAN
                                ----------------

         No Option, SAR, Stock Award, or Performance Share Award may be granted under this Plan after March 3, 2015. Options, SARs, Stock Awards, and Performance Share awards granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XVI
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         Options, SARs, Stock Awards and Performance Shares may be granted under this Plan upon its adoption by the Board; provided that, this Plan shall not be effective unless this Plan is approved by the unanimous consent of the Company's stockholders or by a majority of the votes cast by the Company's stockholders, voting either in person or by proxy, at a duly held stockholders' meeting at which a quorum is present, before March 3, 2006.